UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 20, 2012

SLM Funding LLC

__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-166301	04-3480392
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2001 Edmund Halley Drive, Reston, Virginia		20191
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703 984-5858

Not Applicable
______________________________________________
Former name or former address, if changed since last report

SLM Student Loan Trust 2012-6

__________________________________________
(Exact name of registrant as specified in its charter)

SLM Funding LLC
(Exact name of Depositor as specified in its charter)

Sallie Mae, Inc.
(Exact name of Sponsor as specified in its charter)

Delaware	333-166301-09	04-3480392
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o Deutsche Bank Trust Company Americas 60 Wall Street, 27th Floor Mailstop NYC60-2720 New York, New York		10005
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703 984-5858

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01                 Financial Statements and Exhibits

In connection with the closing of SLM Student Loan Trust 2012-6, certain opinions of Bingham McCutchen LLP, Richards, Layton & Finger, P.A. and Shearman & Sterling LLP relating to the due authorization, enforceability and legality of the Notes and to various tax matters are attached.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

5.1 Opinion of Bingham McCutchen LLP, as to legality of the Notes 5.2 Opinion of Richards, Layton & Finger, P.A., as to due authorization and enforceability of the Notes

8.1 Opinion of Shearman & Sterling LLP, as to various tax matters 23.1 Consent of Bingham McCutchen LLP (included in Exhibit 5.1)

23.2 Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2) 23.3 Consent of Shearman & Sterling LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: SLM FUNDING LLC

Dated: September 20, 2012	By: /s/ Mark D. Rein
Name: Mark D. Rein
Title: Vice President

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Bingham McCutchen LLP, as to legality of the Notes

5.2	Opinion of Richards, Layton & Finger, P.A., as to due authorization and enforceability of the Notes

8.1	Opinion of Shearman & Sterling LLP, as to various tax matters

23.1	Consent of Bingham McCutchen LLP (included in Exhibit 5.1)

23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2)

23.3	Consent of Shearman & Sterling LLP (included in Exhibit 8.1)